UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2025
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2025, D-Wave Quantum Inc. (the “Company”) promoted Diane Nguyen, General Counsel of the Company, to Executive Vice President, Chief Legal Officer and General Counsel of the Company, effective July 31, 2025 (the “Effective Date”). In connection with Ms. Nguyen’s promotion, on July 31, 2025, the Company entered into an amendment to the employment agreement with Ms. Nguyen, effective as of the Effective Date (the “Amendment”).

Pursuant to the Amendment, Ms. Nguyen's annual base salary was increased to $381,000 per annum, effective as of the Effective Date, which base salary may be increased from time to time, as approved by the Compensation Committee of the Company. As described in the Amendment, Ms. Nguyen will continue to be eligible to participate in the D-Wave Annual Incentive Plan (the “AIP”) and any performance-based incentive plan in a future year that applies to permanent full-time employees of the Company who are at the level of Executive Vice President. Pursuant to any applicable AIP, Ms. Nguyen will also be eligible to receive an on-target bonus equal to up to 70% of her base salary, pro-rated, based on achievement of the corporate objectives under the applicable AIP, effective as of the Effective Date.

Also, in connection with Ms. Nguyen’s appointment, the Board also approved a promotional grant of 16,098 restricted stock units (the “RSUs”) under the 2022 Equity Incentive Plan of the Company. The RSUs will vest 25% on the first anniversary of the grant date, and in equal installments quarterly thereafter, subject to Ms. Nguyen's continued service to the Company.

Except as disclosed in this Current Report on Form 8-K, the terms and conditions of the Employment Agreement remain unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amendment to Amended and Restated Employment Agreement, effective July 31, 2025, by and between D-Wave Commercial Inc. and Diane Nguyen.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer